Securities Act Registration No. 333-________
Investment Company Act Registration No. 811-22355

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.___	☐

Post-Effective Amendment No.__	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	☒

Amendment No.___	☐

 (Check appropriate box or boxes.)

Natural State Funds
(Exact Name of Registrant as Specified in Charter)

523 S. Louisiana Street, Suite 175
Little Rock, Arkansas  72201
(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code:  (501) 374-2120

Joshua R. Hopkins
523 S. Louisiana Street, Suite 175
Little Rock, Arkansas  72201

With copy to:
Michael V. Wible
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH  43215-6101

Approximate date of proposed public offering:  As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:
☐ Immediately upon filing pursuant to paragraph (b)
☐ On (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ On (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

NATURAL STATE FUNDS

NATURAL STATE ECONOMIC GROWTH FUND

Class A Shares: [TICKER]
Class I Shares: [TICKER]

PROSPECTUS
[DATE]

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

Fund Summary	Page

Natural State Economic Growth Fund

Additional Information About The Fund’s Investment Strategy and Risks

Portfolio Holdings Disclosure

Management Of The Fund

Investment Adviser

Administrator, Distributor and Transfer Agent

Pricing Your Shares

How To Purchase Shares

How To Redeem Shares

Market Timing Policy

Distribution Plan

Dividends And Distributions

Taxes

Shareholder Reports And Other Information

Financial Highlights

Privacy Notice

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FUND SUMMARY: NATURAL STATE ECONOMIC GROWTH FUND

Investment Objective

The Natural State Economic Growth Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least [$___________] in Natural State Economic Growth Fund. More information about these and other discounts is available from your financial professional and in the Sales Charges section on page [__] of the Fund’s prospectus and the Shares of the Fund section on page [__] of the Fund’s statement of additional information.

Shareholder Fees (Fees paid directly from your investment)
	Class A	Class I

Maximum Front End Sales Charge Imposed on Purchases	5.75%	NONE
Contingent Deferred Sales Charge	NONE (under $1 million)	NONE

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I

Management Fee	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses[1]	1.22%	1.22%
Total Annual Fund Operating Expenses	2.47%	2.16%
Fee Waiver and/or Expense Reimbursement[2]	0.72%	0.72%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.75%	1.50%

[1]	Based on estimated amounts for the current fiscal year.
[2]
The Adviser has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of Class A and Class I shares of the Fund to 1.75% and 1.50%, respectively, of their average daily net assets through March 1, 2012 (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)).  The Board of Trustees may terminate this agreement on 60 days notice.

Example:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares of the end of those periods  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$	$
Class I
 Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  For the current fiscal year, the Fund’s portfolio turnover rate is expected to be less than 100% of the average value of its portfolio.

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Principal Investment Strategies

The Fund primarily invests in equity securities of public companies headquartered in the State of Arkansas, as well as companies that are based elsewhere but have significant operations in Arkansas.  The significance of a company’s operations is measured by the impact the company has in the state through job creation or tax revenue generation.  Under normal circumstances, the Fund will invest at least 80% of its total assets in the equity securities of companies of any size.  Equity securities include common stocks, preferred stocks, and securities convertible into common and preferred stocks.  While the Fund will invest primarily in U.S. companies, it also may invest in non-U.S. companies whose securities or American Depositary Receipts (ADRs) are traded on U.S. stock exchanges.  Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities, show deteriorating fundamentals or have reached their valuation targets.  The Fund also may sell a security when a company relocates its headquarters to another state, closes a facility in Arkansas or reduces its operations in the state.  To promote infrastructure development within Arkansas, a portion of the Fund’s assets may be invested in intermediate and long-term investment grade municipal securities issued by the State of Arkansas and municipalities located within the state.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Regional Investing Risk: Because the Fund primarily invests in issuers headquartered or doing business in the State of Arkansas, its performance will be affected by the fiscal and economic health of that state and its municipalities.  There can be no assurance that the economy of Arkansas or the companies headquartered or operating in Arkansas will grow in the future.

Equity Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated.  The Fund may experience losses regardless of the overall performance of the market.

Limited History of Operations:  The Fund is a new mutual fund and has a limited history of operation.  In addition, the adviser has not previously managed a mutual fund.

Foreign Investment Risk:  Because the Fund may invest in ADRs, it may be subject to foreign investment risk.  Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards.

Small and Mid Cap Company Risk: The Fund may invest in small and middle capitalization companies.  These companies may not have the size, resources or other assets of large capitalization companies. These companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Municipal Securities Risk:  The power or ability of an issuer to make principal and interest payments on municipal securities may be materially adversely affected by economic conditions, litigation or other factors.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due.

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Interest Rate Risk: Interest rate risk refers to the risk that the value of a Fund’s fixed-income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value as rates increase.

Credit Risk: Credit risk refers to the risk related to the credit quality of the issuer of a security held in a Fund’s portfolio. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or if the market perceives that the issuer not being able to meet those obligations.

Performance

Because the Fund has less than a full year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information will be available at no cost by visiting www.naturalstatefunds.com or by calling (_______________).

Portfolio Management

Investment Adviser:

Natural State Advisers, LLC

Portfolio Manager:

Joshua R. Hopkins
Portfolio Manager
Since [__/_09]

Buying and Selling Fund Shares

Minimum Initial Investment $5,000 $2,000 (tax-deferred accounts) Minimum Additional Investment $250	To Place Orders Mail: [Address] Phone: [Telephone Number]

Transaction Policies

You can buy or sell shares of the Fund through your broker or financial intermediary, or by writing to Natural State Funds at [_____________________]; telephoning (___________________) or accessing our website at www.naturalstatefunds.com.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Potential Conflicts of Interest

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGY AND RISKS

Leading industries in Arkansas include agriculture (rice, poultry and eggs), manufacturing (chemicals, electrical equipment, furniture, automobile and airplane parts and machinery), forestry (lumber and paper goods), and tourism.  The transportation industry (barge, rail and trucking) also is important to the state’s economy and due to its central location near highways, railroads and waterways, Little Rock is one of the major transportation centers of the South.  Natural gas, petroleum and bauxite production also are important contributors to the state’s economy.

About one-fourth of all jobs in the state involve agriculture to some degree.  Other large employers include local, state and federal government; medical facilities; retail; commercial shipping and transportation.  In 2003, eleven Arkansas counties united to form the Central Arkansas Economic Development Alliance (CAEDA) to promote the region as an attractive location to new businesses.  A variety of state and local programs also have been developed to stimulate economic development, business innovation and industrial relocation into the state.  Over 50 Fortune 500 companies are found in Arkansas.

Geographic Concentration Risk. Because the Fund concentrates its investments in the securities of issuers headquartered or doing business in Arkansas, certain factors affecting Arkansas, including economic conditions, natural disasters, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments.  In recessionary times, the state’s high exposure to manufacturing can weigh heavily on growth, while the large transportation sector is sensitive to slowdowns in import-export volumes in domestic freight movement.  Weakness in the energy markets also may impact the development of petroleum and natural gas resources.  Arkansas’s per capita income is below the national average.

Small Cap Company Risk:  Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Some small capitalization stocks may be illiquid.  These risks may be enhanced for micro cap securities.  Many micro cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market.  Because micro cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Fixed Income Risk:  The Fund may invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines.  On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.  There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by the Fund.  Such defaults could result in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

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Municipal Obligations Risk. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. The Fund’s right to receive principal and interest payments may be subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, as wells as laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal and/or interest or imposing other constraints upon the enforcement of such obligations. These factors could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

Finally, substantial changes in federal income tax laws could cause municipal security prices to decline because the demand for municipal securities is strongly influenced by the value of tax-exempt income to investors.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of the portfolio holdings is available in the Statement of Additional Information (“SAI”) and on the Fund’s website at www.naturalstatefunds.com.

MANAGEMENT OF THE FUND

Investment Adviser

Natural Advisers, LLC d/b/a Natural State Advisers, LLC (the “Adviser”), 523 S. Louisiana Street, Suite 175, Little Rock, Arkansas 72201, manages the day-to-day investment decisions of the Fund and continuously reviews, supervises and administers the Fund’s investment program.  The Adviser was established in 2009.

For the fiscal year ended October 31, 2010, the Adviser will be paid a management fee by the Fund of 1.00% of the Fund’s average daily net assets.  The Adviser contractually has agreed to waive its management fee and/or reimburse certain operating expenses to the extent necessary to limit net expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles) to 1.75% of the average daily net assets of Class A Shares and 1.50% of the average daily net assets of Class I Shares through March 1, 2012. Each waiver or reimbursement of an expense by the adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the fee was waived, provided that the Fund is able to make the repayment without exceeding the expense limitation.

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A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract between the Adviser and a Fund will be available in the Fund’s semi-annual report to shareholders for the fiscal period ended April 30.

Portfolio Management

Joshua R.  Hopkins
Portfolio Manager

Joshua R. Hopkins has been responsible for the day-to-day management of the fund since its inception.  Mr. Hopkins founded the Adviser in July 2009.  From December 2008 to June 2009, Mr. Hopkins was an accounts receivables controller for Rogers Insurance Agency.  Mr. Hopkins was employed as an accounting assistant from October 2007 to December 2009, and as a dispatcher for J.B. Hunt from March 2005 to October 2007.  From 2003 to 2009, Mr. Hopkins attended the Sam Walton College of Business at the University of Arkansas, where he earned a BS/BA in Financial Management/Investments.

The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation, other managed accounts by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Administrator, Distributor and Transfer Agent

Jackson Fund Services, a division of Jackson National Asset Management, LLC (“JNAM”) 225 W. Wacker Drive, Chicago, IL 60606 provides administration and fund accounting services to the Fund.  JNAM is a wholly-owned subsidiary of Jackson National Life Insurance Company. Foreside Fund Services, LLC, Three Canal Place, Suite 100, Portland, ME  04101 is the Fund’s distributor and Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101 serves as the Fund’s transfer agent and shareholder servicing agent.

PRICING YOUR SHARES

When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s net asset value (“NAV”) per share.

Calculating the Fund’s NAV

A separate NAV is calculated for each share class of the Fund.  The NAV for a class is calculated by adding the total value of the Fund’s investments and other assets allocable to a class, subtracting the liabilities allocable to that class and then dividing that figure by the number of outstanding shares of the class:

NAV =	(Total Assets/Class – Liabilities/Class) Number of Shares Outstanding/Class
The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (NYSE) is open for business.  Generally, the NYSE is closed and the share price of the Fund is not calculated on Saturdays, Sundays and national holidays, including the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Your order to purchase or sell shares is priced at the next NAV, plus any applicable sales charge, calculated after your order is accepted by the Fund or a financial intermediary.  Only purchase orders received in good order by the Fund before 4:00 p.m. Eastern Time will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. Eastern Time.  When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.  The NAV of the Fund may change every day.

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Valuing the Fund’s Assets

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations.  Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless it is determined that such practice does not approximate market value.  The Fund will use pricing services to determine the market value of securities.

If market quotations for a security are not available or, in the Adviser’s opinion, market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, or a security is illiquid or restricted, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.

Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  While fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

HOW TO PURCHASE SHARES

Class A shares of the Fund are available to the general public.  Class I shares are only available for purchase by institutional investors such as corporations, pension and profit share or defined contribution plans, foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.  Class I shares are not available at this time.

Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment of $5,000.  For retirement accounts such as IRAs, SIMPLE IRAs and Coverdell Education Savings Accounts, the minimum initial investment amount is $2,000.  Subsequent investments for all accounts must be at least $250.  Minimums may be waived if you purchase Fund shares through a financial intermediary or through certain types of retirement plans and wrap accounts.  Lower minimums also apply to investments made through the Fund’s Automatic Investment Plan.  For more information, see the section of this prospectus entitled Automatic Investment Plan.

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We also may ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to verify your identity, the Fund reserve the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed.  If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.  If your account is closed at the request of governmental or law enforcement authorities, the Fund may be required by the authorities to withhold the proceeds.

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Purchases Through Financial Intermediaries

You may make initial and subsequent purchases of shares of the Fund through a financial intermediary, such as an investment adviser or broker-dealer, bank or other financial institution that purchases shares for its customers.  Before investing in the Fund through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.

When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges and restrictions;

•	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

•	impose an earlier cut-off time for purchase and redemption requests.

The Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. Eastern Time.  These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.  It is the responsibility of the financial intermediary to transmit properly completed purchase orders to the Fund in a timely manner.  Any change in price due to the failure of a Fund to timely receive an order must be settled between the investor and the financial intermediary placing the order.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund.  Certain intermediaries may receive compensation from the Fund, the Adviser or their affiliates.

Fund Direct Purchases

You also may invest directly with the Fund.  Carefully read and complete the account application.  Establishing your account options now saves you the inconvenience of having to add them later.  You can obtain a copy of the account application by calling the Fund at [_____________________] between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or by visiting www.naturalstatefunds.com.

Purchase orders must be received by the Fund in “good order”.  This means your completed account application must be accompanied by payment for the shares you are purchasing.  You may pay for your investment in the following ways:

By Check

•
Make your check payable to the Fund.  All purchases must be in U.S. dollars.  Third-party checks, starter checks, traveler’s checks, money orders, cash and credit card convenience checks are not accepted.  A “third-party” check is a check made payable to an individual or company and endorsed to the Fund.

•	Mail or send by overnight delivery the account application and check to:

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U.S. Mail Natural State Economic Growth Fund [_____________________] [_____________________]	Overnight: Natural State Economic Growth Fund [_____________________] [_____________________]

By Wire

To purchase shares of a Fund by wire, call the Fund’s transfer agent, Atlantic Fund Administration, LLC at [________________________] between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business for bank wire instructions.

•	A wire purchase will be considered made when the wired money is received and the purchase is accepted by the Fund.

•	Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.

•	The Fund does not charge a fee for the receipt of wired funds, but reserves the right to charge shareholders for these services upon 30 days’ written notice.

•	Your bank may impose a charge for sending a wire.

By Automated Clearing House (ACH)

To purchase shares of a Fund by ACH, call the Fund’s transfer agent at [_______________________] between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business for ACH instructions.

•	The transfer agent will electronically debit your account at the financial institution identified on the account application for the amount of your purchase.

•	Account opening amount limited to $25,000 (if you would like to invest more than $25,000, you may make the investment by check or wire).

•	An ACH purchase will be considered made when the money is received and the purchase is accepted by the Fund.

•	Any delays that may occur in receiving money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.

•	The Fund does not charge a fee for the receipt of ACH funds, but reserves the right to charge shareholders for these services upon 30 days’ written notice.

•	Your bank may impose an ACH charge.

By Internet

To purchase shares on the Internet, log onto our Web site at www.naturalstatefunds.com.

•	Select “Account Opening”

•	•Complete the application online

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•	Accept the terms of the online application

•	Account opening amount limited to $25,000 (if you would like to invest more than $25,000, you may make the investment by check or wire)

•	We will electronically debit your purchase proceeds from the financial institution account identified on your account application

Once an account has been opened, you may purchase additional shares of that Fund at any time by mail, bank wire or ACH.  When making additional investments by mail or overnight delivery, send your check payable to the Fund to one of the addresses listed above.

Each additional purchase request must contain the name of the account and the account number to permit proper crediting to the account. All additional purchases are made at NAV next determined after receipt of a purchase order by the Fund.

Automatic Investment Plan

When making your initial investment in a Fund, you may choose to participate in the Fund’s Automatic Investment Plan (“AIP”) by completing the AIP section of the application form.  The minimum initial investment amount is still $5,000, but your subsequent investment amounts may be low as $100.  The maximum monthly investment under the AIP is $25,000.  Purchase amounts are automatically debited each month from your bank account through ACH transfers.  Your bank may charge for debiting your account. Shareholders can change the amount or discontinue their participation in the plan by phone or by written notice to the Fund at least four (4) business days prior to the automatic investment date.

Sales Charges

Shares of the Fund are purchased at their NAV plus any applicable sales charge.  This is known as the public offering price.

The Fund’s Distributor compensates financial intermediaries (broker-dealers), including processing organizations, who sell shares of the Funds.  Compensation comes from sales charges, Rule 12b-1 fees and payments by the Adviser.

To obtain free information regarding sales charges and the reduction or elimination or waiver of sales charges on Class A shares, visit www.naturalstatefunds.com and ’click’ on the hyperlinks or call [________________].  You also may contact your financial intermediary.

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Class A Shares

The public offering price for Class A shares of the Fund is the next determined NAV plus a sales charge, unless you qualify for a waiver of the sales charge.  The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to financial intermediaries at each level of investment.

	Sales Charge as a% of
Amount of Investment	Public Offering Price	Net Amount Invested	Financial Intermediary Commission[1]
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.25%	5,54%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	None	None	None
1 As a percentage of the public offering price.

The Adviser may make a payment to financial intermediaries for your cumulative investments of $1 million or more of Class A shares.  The Adviser may withhold these payments with respect to short-term investments.  If you purchase $1 million or more of Class A shares of the Fund and are not assessed a sales charge at the time of purchase, you may be charged the equivalent of up to 1.00% of the amount invested if you redeem any or all of the Class A shares of a Fund during the first 18 months after purchase.  This charges applies to all your purchases. See the Statement of Additional Information for more details.

The Fund permits you to reduce the initial sales charge you pay on Class A shares by using the Right of Accumulation or a Letter of Intent.  Each of these methods for reducing the initial sales charge on Class A shares is described below.  In taking advantage of these methods for reducing the initial sales charge you will pay, you may link your purchases of shares with purchases of shares in accounts owned by your spouse or children under the age of 21 who share your residential address.  It is your responsibility when investing to inform your Financial Intermediary or the Funds that you would like to have one or more accounts linked together for purposes of reducing the initial sales charge.

Right of Accumulation:  You may qualify for a reduction in the initial sales charge for future purchases of Class A shares based on the current market value of your Class A holdings from prior purchases through the Right of Accumulation.  To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment with the current market value of any Class A shares of the Fund held in:

1.	Your account(s);

2.	Your spouse’s account(s);

3.	Joint accounts with qualified spouse;

4.	Account(s) of children under the age of 21 who share your residential address;

13

5.
Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

6.	Solely controlled business accounts; and

7.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any reduction in the initial sales charge, you must, before purchasing Class A shares, inform your Financial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge.  In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Fund may verify (1) the number of shares of the Fund held in your account(s) with the Fund, (2) the number of shares of the Fund held in your account(s) with a Financial Intermediary, and (3) the number of shares of the Fund held in an account with a Financial Intermediary owned by your spouse or by children under the age of 21 who share your residential address.

Letter of Intent:  You may purchase Class A shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.  The Fund will combine the value of your current purchases with the current value of any Class A shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts.  In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter of Intent.  A fiduciary purchasing shares for the same fiduciary account, trust or estate may also consider the value of Class A shares purchased previously that were sold subject to a sales charge.  In other words, a Letter of Intent allows you to purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time.  The Fund will also consider the value of Class A shares sold at NAV.  Class A shares purchased with dividends or distributions will not be included in the calculation.  To be entitled to a reduced sales charge on the purchase of Class A shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent.  The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter of Intent.  Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter of Intent.  The Letter of Intent does, however, authorize the Fund to hold in escrow 5.00% of the total amount you intend to purchase.  If you do not complete the total intended purchase of Class A shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced sales charge rate (based on the amount you intended to purchase) and the sales charge rate that would normally apply (based on the actual amount you purchased).

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information.  To take advantage of the Right of Accumulation and/or a Letter of Intent, contact your Financial Intermediary.  To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call [____________________] between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Funds are open for business.  These programs may be terminated or amended at any time.

Class I Shares

Class I shares are offered at NAV without any up-front sales charge.

14

Sales Charge Waivers

Sales charges may be waived for the following:

No sales charge is imposed on Class A shares of the Fund if the shares were:

1.
Bought by officers, directors or trustees, and employees and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	Natural State Funds;

•	Natural State Advisers, LLC and its subsidiaries and affiliates;

•	The Distributor and its subsidiaries and affiliates; or

•
Broker-dealers or financial institutions that have entered into dealer agreements with the Funds or their principal underwriter and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

2.	Bought by advisory clients of Natural State Advisers, LLC and its subsidiaries and affiliates.

3.
Bought by certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

4.
Bought by financial intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such financial intermediary.

5.	Bought by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved.

6.
Bought by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such a fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

7.	Bought by employer-sponsored health savings accounts.

8.
Bought with proceeds from the sale of Class A shares of the Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.  Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the “wash sale” rules.

9.	Bought in connection with plans of reorganizations of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party.

10.
Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

15

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver.  To see if you qualify, call [___________________] between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time on days the Funds are open for business or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Other Purchase Information

The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person.  The Fund is available only to U.S. citizens or residents, including U.S. institutional investors.  A fee will be charged for any checks that do not clear.  If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a Fund shareholder, we reserve the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund.  You also may be prohibited or restricted from making future purchases in the Fund.

HOW TO REDEEM SHARES

You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below.  Redemption requests received by the Fund or an authorized financial intermediary before 4:00 p.m. ET (or before the NYSE closes if it closes before 4:00 p.m. ET.) will be effective that day.  Redemption requests received by the Fund or an authorized financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.  The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell.  You may receive proceeds from the sale by check, bank wire transfer or direct deposit into your bank account.  The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received.  A financial intermediary may charge a transaction fee to redeem shares.  Any charges for wire redemptions will be deducted from your Fund by redemption of shares.  In the event that a wire transfer is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

By Mail – You may redeem any part of your account by sending a written request to your financial intermediary, if applicable, or to the Fund.  The redemption requests sent to the Fund must contain the following information:

•	the Fund name;

•	your account number;

•	your address;

•	the dollar amount or number of shares you wish to redeem;

•	the signature of all registered account owners, signed in the exact name(s) and any special capacity in which they are registered; and

•	the Federal tax withholding election (for retirement accounts).

The redemption request should be sent to:

U.S. Mail Natural State Funds [_____________________] [_____________________]	or	Overnight: Natural State Funds [_____________________] [_____________________]

In certain circumstances, a Medallion Signature Guarantee may be required.  For more details, please see Medallion Signature Guarantee below.

16

By Telephone – If you have completed the Optional Telephone Redemption section of your account application, you may redeem shares in your account by calling the Fund at [___________] between  8:00 a.m. and   6:00 p.m. Eastern Time on days the Fund is open for business.  IRA accounts are not redeemable by telephone.

Neither the Fund, the transfer agent nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Fund, the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or digitally recording telephone instructions.  The Fund may terminate the telephone procedures at any time.  During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us.  If you are unable to reach us by telephone, you may request a sale by mail.

By Internet - Log on to our Web site at www.naturalstatefunds.com (unless you declined Internet trading privileges on your account application)

• Select “Account Access”

• Provide the following information:

1. Your user ID

2. Your password

3. Select the “Transaction/Redemption” menu option

4. Follow the instructions provided

• Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application.

Medallion Signature Guarantee - Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing.  The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP).  SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED. An original Medallion Signature Guarantee is required if:

▪	the amount redeemed is greater than [$_________];

▪	the name(s) or the address on your account or the name or address of a payee has been changed within 30 days of your redemption request;

▪	information on your investment application has been changed within the last 30 days (including a change in your name or your address);

▪	proceeds or shares are being sent/transferred from a joint account to an individual’s account;

▪	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request; and

Systematic Withdrawal Plan - If your account has a value greater than $10,000, you may establish a Systematic Withdrawal Plan (“SWP”) and receive monthly or quarterly checks for $100 or more as you specify.  Payments are drawn from the proceeds of the redemption of shares held in your account.  To the extent that SWP redemptions exceed dividend income reinvested in the account, such redemptions will reduce, and may ultimately exhaust, the number of shares in the account. You may withdraw from the program, change the payee or change the dollar amount of each payment, by providing written instructions to the Fund.  The Fund may charge your account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against accounts, but may be instituted by the Fund on 30 days written notice to you. The Fund reserves the right to amend or terminate the SWP on 30 days’ written notice.

17

Additional Information About Redemptions– The Fund will pay redemption proceeds within seven (7) days after receipt of a proper redemption request, although proceeds normally are paid within three (3) business days.  However, the Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five (5) business days.  To eliminate this delay, you may purchase shares of a Fund by certified check or wire.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payment of redemption proceeds.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Accounts with Low Balances –The Fund incurs certain fixed costs in maintaining shareholder accounts.  Therefore, the Fund reserves the right to redeem your shares and close your account if redemption activity brings the value of your account below $2,000 or such other minimum amount as the Fund may determine from time to time.  In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed.  An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may purchase additional shares to increase the value of your account to the minimum amount within the 30-day period. Each share of the Fund is also subject to involuntary redemption at any time if the Board of Trustees determines to liquidate the Fund.

MARKET TIMING TRADING POLICY

The Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of the Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors.  Excessive short-term trading may (1) require us to sell securities in our portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause the Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability.  Accordingly, the Board of Trustees has adopted policies that seek to restrict market timing activity.  If the Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Fund may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur.  The Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund.  While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes its is acting in a manner that is in the best interests of shareholders.  The Fund’s excessive trading policies generally do not apply to systematic purchases and redemptions.

18

Financial intermediaries may establish omnibus accounts with the Fund through which they place transactions for their customers.  The Fund will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.  The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

Financial intermediaries maintaining omnibus accounts with the Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees.  For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  These fees are called “Rule 12b-1 fees”.  Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the distribution of Fund shares.  The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution, promotional or shareholder support services.  The Class A shares pay an annual Rule 12b-1 fee equal to 0.25% of its average daily net assets.  Up to 0.25% of the 12b-1 fee may be used as a shareholder servicing fee.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  Class I shares do not pay a Rule 12b-1 fee.

Additional Compensation to Financial Intermediaries

The Adviser may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund and/or whose clients or customers hold shares of the Fund.  These additional payments are payments over and above the Rule 12b-1 fees and generally are made to financial intermediaries that provide shareholder or administrative services, or distribution related services.  Payments generally are based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.  The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request.  Distributions of less of $10 are automatically reinvested even if cash distributions are requested.  If cash payment is requested, a check normally will be mailed within five business days after the payable date.  You may elect to have distributions on shares held in IRAs paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

19

If you elect to receive dividends and distributions in cash and the payment is returned and marked as “undeliverable” or is not cashed for six months, your cash election may be changed automatically and future dividends will be reinvested in the Fund at the NAV determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months may be cancelled and the proceeds reinvested in the Fund at the NAV determined as of the date of cancellation.

TAXES

The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Fund, as well as on gains realized from your redemption of Fund shares.  This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Distributions.  Distributions from the Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).  Due to the nature of the investment strategies used, distributions by the Fund generally are expected to consist primarily of net capital gains; however, the nature of the Fund’s distributions could vary in any given year.

The Fund will mail to each shareholder after the close of the calendar year an Internal Revenue Service Form 1099 setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions also may be subject to state and local taxes.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund Shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund.  Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%.  It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011.  Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income.  Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce a Fund’s NAV per share.  Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as taxable distribution.  This is commonly known as “buying a dividend.”

Selling Shares - Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax.  For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at a maximum rate of 15%. Short-term capital gains are taxed at ordinary income tax rates.  You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Backup Withholding - By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien).  You also may be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions or proceeds.  When withholding is required, the amount is 28% of any distributions or proceeds paid.  You should be aware that a Fund may be fined $50 annually by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided.  In the event that such a fine is imposed with respect to a specific account in any year, the applicable Fund may make a corresponding charge against the account.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts - When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules.  You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

20

SHAREHOLDER REPORTS AND OTHER INFORMATION

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Fund at [___________________] and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time.  In the future, financial highlights will be presented in this section of the prospectus.

21

Privacy Notice

Natural State Funds (the “Trust”) recognize and respect the privacy expectations of our customers1. We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Trust.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the Funds or service providers to the Trust.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with the Trust under one or more of these circumstances:

•	As Authorized — if you request or authorize the disclosure of the information.

•
As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the Trust is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

Security of Customer Information

We require service providers to the Trust:

•	To maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Trust; and

•	To maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the Trust.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Trust.
____________

[1]
For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Trust and individuals who provide nonpublic personal information to the Funds, but do not invest in Fund shares.

(This page is not part of the Prospectus)

22

More Information
For additional information about the Fund, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

In the Fund’s annual and semi-annual reports to shareholders contain detailed information about the Fund’s investments.  In the reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies.  The SAI is incorporated by reference and is legally considered a part of this prospectus.

For a free copy of these documents or to request other information, call [______________] or write to:

Natural State Funds
[_____________________]
[_____________________]

The Fund’s SAI, annual and semiannual reports to shareholders also are available, free of charge, on the Fund’s internet site at www.naturalstatefunds.com.  If you buy your shares through a financial intermediary, you should contact the financial intermediary directly for more information.

Information about a Fund (including the SAI and other reports) can be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Reports and other information about the Fund also are available:
▪	At no cost on the SEC’s Website at http//www.naturalstatefunds.sec.gov
▪	For a copying fee by e-mailing the SEC at publicinfo@sec.gov
▪	For a copying fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act #811-[____]

Distributor
Foreside Fund Services, LLC
www.foreside.com

23

Natural State Funds

Natural State Economic Growth Fund

Statement Of Additional Information

[Date]

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus for the Natural State Economic Growth Fund dated [____________________].  A copy of the Prospectus can be obtained at no charge by writing the transfer agent, Atlantic Fund Administration, LLC Three Canal Plaza, Suite 600, Portland, Maine 04101, or by calling 1-8[__-___-____].  The Fund’s prospectus is incorporated by reference into this SAI.

TABLE OF CONTENTS

Page

Description of the Trust and the Fund

Additional Information about the Fund’s Investments

Investment Strategies and Risks

Investment Restrictions

Shares of the Fund

Management of the Fund

Code of Ethics

Distribution Plan

Control Persons and Principal Holders of Securities

Control Persons

Management Ownership

Investment Advisory and Other Services

Investment Adviser

Administrator and Fund Accountant

Custodian

Transfer and Shareholder Servicing Agent

Distributor

Independent Registered Public Accounting Firm

Brokerage Allocation and Other Practices

Disclosure of Portfolio Holdings

Determination of Share Price

Redemption In-Kind

Tax Consequences

Proxy Voting Policies and Procedures

Financial Statements

DESCRIPTION OF THE TRUST AND THE FUND

Natural State Funds (the “Trust”) is a diversified, open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated [________________] (the “Trust Agreement”). The Trust commenced operations on [________________]. The Natural State Economic Growth Fund (the “Fund”) is a series of the Trust.  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Natural State Advisers, LLC (the “Adviser”).

The Fund does not issue share certificates.  All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of the shareholders of any other series are in no way affected.  In case of any liquidation of a series, the shareholders of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns.  All shares of the Fund have equal voting and liquidation rights.  The Trust Agreement can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected.  All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

Differing sales charges and other expenses applicable to the different classes of the Fund’s shares may affect the performance of those classes.  Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “Pricing Your Shares” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make, some of the techniques the Fund may use and the risks related to those techniques and investments.  Additional non-principal strategies and risks also are discussed here.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in the U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Equity Securities

Equity securities consist of common stock, preferred stock, securities convertible into common and preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the return and net asset value (“NAV”) of the Fund will fluctuate.  Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Foreign Securities

Foreign securities are considered for purchase only if they are trading in domestic markets through an ADR. Purchases of foreign equity securities entail certain risks.  For example, there may be less information publicly available about a foreign company then about a U.S. Company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty  in  enforcing contractual obligations,  delays  in  settlement of securities transactions and  greater price volatility.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent it could invest in the underlying instrument directly.

The Fund may engage in futures transactions for hedging purposes only.  This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although the Fund may believe that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the   rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	Are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded; and

•	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian.

Securities and Exchange Commission (SEC) Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

Illiquid and Restricted Securities

The Fund may invest up to 15% of their net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust’s Board, the Fund’s Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Investment Company Securities

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended, (the “1940 Act”) and the Fund’s investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Except as described below, Section 12(d)(1) of the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund.  However, Section 12(d)(1)(F) of the 1940 Act, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  When a Fund relying on Section 12(d)(1)(F) exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Under Rule 12d1-1 under the 1940 Act, however, a Fund may invest in affiliated and unaffiliated money market funds without limit subject to the acquiring Fund’s investment policies and restrictions and the conditions of the rule. Pursuant to Rule 12d1-2 under the 1940 Act, funds of funds that previously were permitted only to invest in affiliated funds, government securities and short-term paper are now permitted under certain circumstances to invest in: (1) unaffiliated investment companies (subject to certain limits), (2) other types of securities (such as stocks, bonds and other securities) not issued by an investment company that are consistent with the fund’s investment policies and (3) affiliated or unaffiliated money market funds as part of “cash sweep” arrangements. One consequence of these new rules is that any fund, whether or not previously designated as a fund of funds, may invest without limit in affiliated funds if the acquisition is consistent with the investment policies of the fund and the restrictions of the rules. A Fund investing in affiliated funds under these new rules could not invest in a Fund that did not have a policy prohibiting it from investing in shares of other funds in reliance on Section 12(d)(1)(F) and (G) of the 1940 Act.

Municipal Securities

The Fund may invest in municipal securities, which are debt/fixed income securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  The Fund may do so, not because the income may be tax exempt, but because of the income yield and potential for capital appreciation.  Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.  To the extent the Fund invests in municipal obligations, the same credit standards as used in selecting corporate obligations will be applied.  It should be noted that shareholders will probably not be able to take advantage of the tax exempt nature of interest income from municipal securities held by the Fund.

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, waterworks and sewer systems, and other utilities.  Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide water, sewage and solid waste facilities; qualified residential rental projects; certain local electric, gas and other heating or cooling facilities; qualified hazardous waste facilities; high-speed intercity rail facilities; governmentally-owned airports, docks and wharves and mass transportation facilities; qualified mortgage; student loan and redevelopment bonds; and bonds used for certain organizations exempt from Federal income taxation.  Certain debt obligations known as “Industrial Development Bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities; sports facilities; industrial parks; convention or trade show facilities; airport, mass transit, port or parking facilities; air or water pollution control facilities; sewage or solid waste disposal facilities; and facilities for water supply.  Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond, if any, or to the credit of the underlying corporate user (and any guarantor). Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. The Fund may purchase short-term General Obligations Notes; Tax Anticipation Notes; Bond Anticipation Notes; Revenue Anticipation Notes; Project Notes; and other forms of short-term loans.  Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including general money market conditions; coupon rate; the financial condition of the issuer; general conditions of the municipal bond market; the size of a particular offering; the maturity of the obligations; and the rating of the issue.  The ratings of Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”) represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.

Municipal securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.  Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Risk Factors in Municipal Securities

Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

State and Federal Laws. An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

Litigation and Current Developments. Such litigation or conditions may from time to time materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s Municipal Securities in the same manner.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The  Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits U.S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

•	In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

The Fund may invest up to 25% of the Fund’s net assets in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the adviser to be creditworthy.  The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.  The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions.  In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  The Fund retains record ownership of the securities and the right to receive interest and principal payments.  The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.  The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act.  At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund’s investment restrictions) having a value equal to the repurchase price (including accrued interest).  The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund’s commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser’s anticipated price within the life of the right.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale.   There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fund may invest in U.S. Government obligations.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities.  Other agencies, such as the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the farm credit agencies are federally sponsored, which does not carry an explicit guaranty by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“Fannie Mae”) are public companies with a right to borrow money from the U.S. Treasury under certain circumstances, but are not explicitly backed by the full faith and credit of the U.S. government.  However, on September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

The Fund’s investments in U.S. Government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to the Fund.  Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser’s anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund’s custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.  Diversification.  The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

SHARES OF THE FUND

The Fund offers Class A and Class I shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have the same rights, except that each class has exclusive voting rights with respect to its Rule 12b-1 distribution plan. The net asset value per share of each of the classes is expected to differ from time to time.

Class A Shares

The public offering price for Class A shares of the Fund is the next determined NAV plus a sales charge, as shown on the following table.

	Sales Charge as a% of
Amount of Investment	Public Offering Price	Net Amount Invested	Financial Intermediary Commission[1]
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.25%	5.54%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	None	None	None
1 As a percentage of the public offering price.

The Fund permits you to reduce the initial sales charge you pay on Class A shares by using the Right of Accumulation or a Letter of Intent.  Each of these methods for reducing the initial sales charge on Class A shares is described below.  In taking advantage of these methods for reducing the initial sales charge you will pay, you may link your purchases of shares with purchases of shares o in accounts owned by your spouse or children under the age of 21 who share your residential address.  It is your responsibility when investing to inform your Financial Intermediary or the Funds that you would like to have one or more accounts linked together for purposes of reducing the initial sales charge.

Right of Accumulation:  You may qualify for a reduction in the initial sales charge for future purchases of Class A shares based on the current market value of your Class A holdings from prior purchases through the Right of Accumulation.  To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment with the current market value of any Class A shares of the Fund held in:

1.	Your account(s);

2.	Your spouse’s account(s);

3.	Joint accounts with qualified spouse;

4.	Account(s) of children under the age of 21 who share your residential address;

5.
Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

6.	Solely controlled business accounts; and

7.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any reduction in the initial sales charge, you must, before purchasing Class A shares, inform your Financial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge.  In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Fund may verify (1) the number of shares of the Fund held in your account(s) with the Fund, (2) the number of shares of the Fund held in your account(s) with a Financial Intermediary, and (3) the number of shares of the Fund held in an account with a Financial Intermediary owned by your spouse or by children under the age of 21 who share your residential address.

Letter of Intent:  You may purchase Class A shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.  The Fund will combine the value of your current purchases with the current value of any Class A shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts.  In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter of Intent.  A fiduciary purchasing shares for the same fiduciary account, trust or estate may also consider the value of Class A shares purchased previously that were sold subject to a sales charge.  In other words, a Letter of Intent allows you to purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time.  The Fund will also consider the value of Class A shares sold at NAV.  Class A shares purchased with dividends or distributions will not be included in the calculation.  To be entitled to a reduced sales charge on the purchase of Class A shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent.  The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter of Intent.  Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter of Intent.  The Letter of Intent does, however, authorize the Fund to hold in escrow 5.00% of the total amount you intend to purchase.  If you do not complete the total intended purchase of Class A shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced sales charge rate (based on the amount you intended to purchase) and the sales charge rate that would normally apply (based on the actual amount you purchased).

Class I Shares

Class I shares are offered at NAV without any up-front sales charge.

Sales Charge Waivers

Sales charges may be waived for the following:

No sales charge is imposed on Class A shares of the Fund if the shares were:

1.
Bought by officers, directors or trustees, and employees and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	Natural State Funds;

•	Natural State Advisers, LLC and its subsidiaries and affiliates;

•	The Distributor and its subsidiaries and affiliates; or

•
Broker-dealers or financial institutions that have entered into dealer agreements with the Funds or their principal underwriter and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

2.	Bought by advisory clients of Natural State Advisers, LLC and its subsidiaries and affiliates.

3.
Bought by certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

4.
Bought by Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

5.	Bought by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved.

6.
Bought by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such a fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

7.	Bought by employer-sponsored health savings accounts.

8.
Bought with proceeds from the sale of Class A shares of the Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.  Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the “wash sale” rules.

9.	Bought in connection with plans of reorganizations of the Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

10.
Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

These waivers may not continue indefinitely and may be discontinued at any time without notice.

Additional Purchase

Generally, all purchases must be made in cash. However, the Funds reserve the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Funds’ Board of Trustees.  If payment is made in securities, the applicable Fund will value the securities in the same manner in which it computes its NAV.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of the date of this SAI, the Fund is the only series in the “Fund Complex.”  The Board generally meets four times a year to review the progress and status of the Fund.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Year of Birth: [__]	Trustee	Indefinite/ [________] to present		1	[________]
Year of Birth: [__]	Trustee	Indefinite/ [________]to present		1	[________]
Year of Birth: [__]	Trustee	Indefinite/ [________] to present		1	[________]
1 The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60610.
2The “Fund Complex” consists of Natural State Funds.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
Joshua R. Hopkins[3] Year of Birth: [__]	Trustee and President	Indefinite/ [____________] to present	President, Natural State Advisers, LLC, 2009 to present; Accounts Receivables Controller for Rogers Insurance Agency, 2008 – 2009; Accounting Assistant, 2007 – 2009; Dispatcher, J.B. Hunt, 2005 – 2007.	1	None
Karen Buiter Year of Birth: [__]	Treasurer	Indefinite/ [____________] to present
Assistant Vice President – Fund Reporting; Jackson National Asset Management, 2008 - present; Assistant Treasurer of other investment companies advised by Jackson National Asset Management, 20008 to present;
Treasurer, Henderson Global Funds, 2004 to 2008; Assistant Controller of Code, Hennessy & Simmons LLC, 2002 to 2004.

				N/A	N/A
Toni Bugni Year of Birth: [__]	Secretary	Indefinite/ [____________] to present
Director, Compliance, Jackson National Asset Management, LLC and Jackson Fund Services, 2008 – present;
Compliance Manager, Jackson National Asset Management, LLC and Jackson Fund Services, 2006 – 2008; Legal Assistant, MetLife Advisers, LLC, 2004 – 2006; Regulatory Administration Senior Specialist, PFPC Inc., 2003 – 2004

				N/A	N/A
1 The mailing address of the each Trustee and officer is [523 S. Louisiana Street, Suite 175, Little Rock, Arkansas 72201].

2The “Fund Complex” consists of Natural State Funds.

3 Joshua R. Hopkins is considered an “Interested” Trustee as defined in the 1940 Act because he is an officer of the Trust and President of the Adviser.

The Trust’s audit committee consists of [_____________,_____________and _____________].  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the 1940 Act.  For the fiscal year ending October 31, 2010, it is anticipated that the Audit Committee will meet two times.

As of December 31, 2008, the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee or Officer	Dollar Range of Securities In the Natural State Economic Growth Fund	Aggregate Dollar Range of Securities In Trust[1]
Joshua R. Hopkins	$0	$0
[___________]	$0	$0
[___________]	$0	$0
[___________]	$0	$0
1 The Trust is comprised of the Natural State Economic Growth Fund.

The following table describes the estimated compensation to be paid to the Trustees for the Fund’s fiscal period ending October 31, 2010.  Trustees who are deemed “interested persons” of the Trust receive no compensation from the Fund.  The Trust has no retirement or pension plans.

Name	Aggregate Compensation from the Natural State Economic Growth Fund	Total Compensation from Trust[1]
Joshua R. Hopkins	$0	$0
[___________]	$[____]	$[____]
[___________]	$[____]	$[____]
[___________]	$[____]	$[____]
1 The Trust is comprised of the Natural State Economic Growth Fund.

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows the Fund to pay distribution and other fees (“Rule 12b-1 Fees”) for the sale and distribution of the Fund’s shares and for services provided to shareholders.  The Plan permits the Fund to pay the Distributor Rule 12b-1 Fees as compensation for its services and expenses in connection with the distribution of Fund shares.   The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution, promotional or shareholder support services.  Up to 0.25% of the 12b-1 fee may be used as a shareholder servicing fee.  The Class A Shares pay an annual Rule 12b-1 fee equal to 0.25% of its average daily net assets.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  Class I shares do not pay a Rule 12b-1 fee.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund or that holds Fund shares in omnibus accounts or as shareholder of record, or provides shareholder or administrative services to the Fund and its shareholders; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; (g) costs of implementing and operating this Plan;  (h) payments made to intermediaries that that render shareholder support services not otherwise provided by the Trust’s transfer agent, including, but not limited to, expenses related processing new account applications, transmitting customer transaction information to the Fund’s transfer agent, answering routine shareholder inquiries, providing office space, equipment and telephone facilities, and providing such other shareholder services as the Trust may reasonably request.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

Because the Fund is new, it did not pay any amounts under the Plan for goods and services during the last fiscal year.

Financial Intermediaries

The Fund will authorize certain financial intermediaries to accept purchase and redemption orders on its behalf.  The Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Fund may enter into agreements with financial intermediaries under which the Fund pays the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping.  Payments made pursuant to such agreements generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (2) the number of accounts serviced by such financial intermediary.  Any payments made pursuant to such agreements are in addition to, rather then in lieu of, distribution plan expenses (“Rule 12b-1 fees”) and shareholder servicing fees that a financial intermediary may be receiving under an agreement with the Distributor. The Adviser may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its own expense and out of its legitimate profits.

Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Fund, to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges, Rule 12-1 fees, and payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of the Fund, the amount the Fund will receive as proceeds from such sales, or the amount of Rule 12b-1 fees and other the expenses paid by the Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (1) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (2) program support, such as expenses related to including the Funds in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (3) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (4) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Funds and shareholder financial planning needs; (5) providing shareholder and administrative services; and (6) providing other distribution-related or asset retention services.

Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

In addition to member firms of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Adviser or Distributor also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the funds and shareholders, such as banks, insurance companies, and plan administrators. These firms may include affiliates of the Adviser. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser or Distributor or their respective affiliates.

The Adviser, the Distributor and their affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

Finders’ Fee Commissions

Financial Intermediaries who sell $1 million or more of Class A shares in the aggregate of the Fund may receive a finder’s fee.  If any defined contribution plan redeems within 18 months of the purchase date all of the shares for which a finder’s fee has been paid, the Adviser may reclaim the finder’s fee paid to the Financial Intermediary rather than charge a cotingent deferred sales change to the plan.  The Adviser reserves the right to alter or change the finder’s fee policy at any time.

Finders’ Fees Paid in the last the last Fiscal Year

Because the Fund is new, no Finders’ fees were paid in the last fiscal year.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of [___________], 2009, 100% of the outstanding shares of the Fund were owned by [Natural State Advisers, LLC], a[n] [_____ limited liability company], 523 S. Louisiana Street, Suite 175, Little Rock, Arkansas 72201.

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. [Joshua R. Hopkins owns more than 25% of the Adviser and is deemed under the 1940 Act to directly control the Adviser and to indirectly control the Fund.]  After the public offering commences, it is anticipated that Natural State Advisers, LLC and Mr. Hopkins will no longer control the Fund.

Management Ownership

As of [___________], 2009, all officers and Trustees as a group beneficially owned 100% of the outstanding shares of the Fund as a result of Mr. Hopkins’ ownership interest in the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected Natural Advisers, LLC d/b/a Natural State Advisers, LLC as the investment adviser to the Fund.  [Joshua R. Hopkins owns more than 25% of the Adviser and is deemed to control the Adviser.]

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund.

The Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

Mr. Hopkins is the portfolio manager responsible for the day-to-day management of the Fund.  As of [__________, 2009], Mr. Hopkins does not manage any other types of accounts (in addition to the Fund).

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	[__]	$[__]	[__]	$[__]
Other Pooled Investment Vehicles	[__]	$[__]	[__]	$[__]
Other Accounts	[__]	$[__]	[__]	$[__]

The Adviser has not identified any material conflicts between the Fund and other accounts managed by Mr. Hopkins.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts Mr. Hopkins may manage in the future.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.   Another potential conflict of interest may arise where another account has the same investment objective as either of the Fund, whereby the portfolio manager could favor one account over another.  Further, a potential conflict could include Mr. Hopkins’ knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

[Mr. Hopkins’ compensation as the Fund’s portfolio manager is not fixed.  Because Mr. Hopkins is the managing member of the Adviser, he shares in the profits of the Adviser, including the advisory fees paid by the Fund. He does not receive a salary or any bonuses, deferred compensation or retirement plan benefits.

The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Hopkins as of [__________], 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Natural State Economic Growth Fund

Joshua R. Hopkins	[____________]

Administrator and Fund Accountant

Jackson Fund Services (“JFS”), 225 West Wacker Drive, Suite 1200, Chicago, IL 60606, provides mutual fund accounting, administrative, recordkeeping, tax-related and other reporting services for the Fund pursuant to a written agreement between the Trust and JFS.  [The fees and certain expenses of the Fund’s administrator for providing these services are paid by the Trust.]

Custodian

The Huntington National Bank, serves as the Fund’s custodian (“Custodian”).  The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Transfer and Shareholder Servicing Agent

Atlantic Fund Administration, LLC (“Atlantic”), Three Canal Plaza, Suite 600, Portland, ME 04101, acts as the transfer agent (“Transfer Agent”) for the Fund.  Atlantic maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  Atlantic receives an annual fee from the Fund of one basis point (0.01%) on total assets, a $500 monthly maintenance fee for each CUSIP and monthly per account fees.

Distributor

Foreside Fund Services, LLC. (“Distributor”), Three Canal Plaza, Suite 100, Portland, ME  04101, provides distribution services to the Fund pursuant to a distribution agreement with the Trust.  Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor, and its officers have no role in determining the Fund’s investment policies or which securities to buy or sell.

The Adviser, at its own expense, pays the Distributor a fee for distribution-related services.  The Distributor receives a base fee of $25,000 per year, plus $5,000 per Fund per year.

The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund.  The Trust in its discretion also may issue shares of the Fund otherwise than through Distributor in connection with: (i) the payment or reinvestment of dividends or distributions; (ii) any merger or consolidation of the Trust or the Fund with any other investment company or trust or any personal holding company, or the acquisition of the assets of any such entity or another series of the Trust; (iii) any offer of exchange authorized by the Board of the Trustees; (iv) any sales of shares to Trustees and officers of the Trust or to Distributor or such other persons identified in the Prospectus; or (v) the issuance of such shares to a unit investment trust if such unit investment trust has elected to use shares as an underlying investment.

Independent Registered Public Accounting Firm

The firm of [_________________________________], has been selected as independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2010.  [_________________________] will perform an annual audit of the Fund’s financial statements and provides financial, tax and accounting services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price  (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Consistent with the Conduct Rules of FINRA, the Adviser may not give consideration to sales of shares of the Fund as a factor in selecting brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

Because the Fund is new, it did not pay any brokerage commission in the last fiscal year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar, Inc. or Lipper, Inc., in order for the agencies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.  The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund.   The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.   The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Chief Compliance Officer.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Chief Compliance Officer, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. The Chief Compliance Officer will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis.  Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  The Fund’s Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Fund’s Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information.  The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (NAV) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (NYSE) is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares” in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When (i) market quotations are not readily available, (ii) the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, (iii) restricted or illiquid securities are being valued, or (iv) an event occurs after the close of trading (but prior to the time the Fund’s NAV is calculated) that materially affects fair value, securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless it is determined that such practice does not approximate market value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986.  Under provisions of Sub-chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a “regulated investment company” under Sub-chapter M, at least 90% of the Fund’s income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund’s total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security’s purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes.  The Fund then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.   Any subsequent dividend distribution of the Fund’s earnings after taxes would still be taxable as received by shareholders. The Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on “qualifying dividends” to 15% (5% for those in 10% or 15% income tax bracket). The Fund may invest in companies that pay “qualifying dividends.”  Investors in the Fund may benefit from the new tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Fund.

Tax Distribution: The Fund’s distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Federal Withholding: The Fund is required by federal law to withhold 28% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the adviser’s (or sub-adviser’s) proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s proxy voting policies and procedures are attached as Appendix A.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-8[__-___-____].  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling 1-8[__-___-____] and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

To be supplied by amendment.

APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Proxy Voting

Natural State Advisers, LLC

PROXY VOTING POLICIES AND PROCEDURES

[Sample proxy voting procedures that can be modified or replaced by procedures ultimately adopted by the Fund.]

[Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Natural State will vote proxies on behalf of investment company clients (“Funds”).  Natural State has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if Natural State accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, Natural State (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund’s investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to  make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund.  Under Section 12(d)(1) of the 1940 Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either:

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions; or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.           Requiring senior executives to hold stock in a company.

2.           Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case-by-case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-8[__-___-____].  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

PART C
OTHER INFORMATION
Item 23. Financial Statements and Exhibits.

(a)	Agreement and Declaration of Trust is filed herewith.

(b)	By-Laws are filed herewith.

(c)	None other than in the Declaration of Trust and By-Laws of the Registrant.

(d)	Investment Advisory Contract between Registrant and Natural Advisers, LLC d/b/a Natural State Advisers, LLC to be filed by amendment.

(e)	Distribution Agreement between Registrant and Foreside Fund Services, LLC to be filed by amendment.

(f)	None.

(g)	Custodial Agreement to be filed by amendment.

(h)(1)	Transfer Agent and Shareholder Services Agreement between Registrant and Atlantic Fund Administration, LLC to be filed by amendment.
(h)(2)	Fund Accounting and Administration Services Agreement between Registrant and Jackson Fund Services to be filed by Amendment.
(h)(3)	Expense Limitation Agreement between Registrant and Natural Advisers, LLC d/b/a Natural State Advisers, LLC to be filed by amendment.

(i)	Legal Opinion to be filed by amendment.

(j)	Auditor’s consent to be filed by amendment.

(k)	None.

(l)	Subscription Agreement between Registrant and the Initial Investor to be filed by amendment.

(m)	Rule 12b-1 Plan to be filed by amendment.

(n)	None.

(o)	Reserved.

(p)(1)	Code of Ethics of the Registrant to be filed by amendment.
(p)(2)	Code of Ethics of Natural Advisers, LLC d/b/a Natural State Advisers, LLC to be filed by amendment.

(q)	Powers of Attorney to be filed by amendment.

Item 24.   Control Persons. None.

Item 25.   Indemnification.

Reference is made to Article VI of the Registrant’s Agreement and Declaration of Trust which is included.  The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26. Activities of Investment Adviser.

Natural Advisers, LLC d/b/a Natural State Advisers, LLC, 523 S. Louisiana Street, Suite 175, Little Rock, Arkansas 72201 is registered as an investment adviser.  Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-[________].  [Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.]

Item 27. Principal Underwriter.

Foreside Fund Services, LLC (the “Underwriter”), is underwriter and distributor for Registrant. As such, the Underwriter offers shares of the Fund only upon orders received therefor. The Fund continuously offers shares.

(a)	Underwriter also serves as underwriter or distributor for the following investment companies which are not affiliated with Registrant:

American Beacon Funds
American Beacon Mileage Funds
American Beacon Select Funds
Henderson Global Funds
Bridgeway Funds, Inc.
Century Capital Management Trust
Sound Shore Fund, Inc.
Forum Funds
Central Park Group Multi-Event Fund
The CNL Funds
PMC Funds, Series of the Trust for Professional Managers
Nomura Partners Funds, Inc.
Wintergreen Fund, Inc.
RevenueShares ETF Trust
Direxion Shares ETF Trust
JETSSM Exchange-Traded Trust
AdvisorShares Trust

The Underwriter is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority.  The Underwriter’s main address is Three Canal Plaza, Suite 100, Portland, ME  04101.   The Underwriter is an indirect wholly owned subsidiary of Foreside Financial Group LLC.

(b)    The Directors and Officers of the Underwriter are as follows:

Name	Address	Position with Underwriter

Mark S. Redman	690 Taylor Road, Gahanna, OH 432 30	President

Jennifer E. Hoopes	Three Canal Plaza, Portland, ME 04101	Secretary

Nanette K. Chern	Three Canal Plaza, Portland, ME 04101	Chief Compliance Officer and Vice President

Mark A. Fairbanks	Three Canal Plaza, Portland, ME 04101	Deputy Chief Compliance Officer and Vice President

Richard J. Berthy	Three Canal Plaza, Portland, ME 04101	Treasurer and Vice President

James E. Pike	690 Taylor Road, Gahanna, OH 43230	Financial and Operations Principal

(c) Not applicable.

Item 28. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, the Administrator at 225 West Wacker Drive, Suite 1200, Chicago, IL 60606 and the Transfer Agent at Three Canal Plaza, Suite 600, Portland, Maine 04101, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian.  Name and address of the Custodian to be provided.

Item 29. Management Services. Not applicable.

Item 30. Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas, on the 12th day of November, 2009.

Natural State Funds

By:             /s/ Joshua R. Hopkins
 Joshua R. Hopkins, Trustee

     Pursuant to the requirements of the Securities Act of 1933, Registration Statement has been signed below by the following person in the capacities and on the date indicated.

Signature	Title	Date

/s/ Joshua R. Hopkins	President (Principal Executive Officer), Treasurer,	11/12/09
Joshua R. Hopkins	(Principal Financial Officer/Principal
Accounting Officer) and Trustee

Index

1. Amendment and Declaration of Trust	EX-99.23.a

2. By-Laws	EX-99.23.b